Exhibit 10.1

AMENDMENT TO AMENDED AND RESTATED SENIOR

CREDIT AGREEMENT

EHP OPERATING PARTNERSHIP, L.P., a Maryland limited partnership (“Borrower”), U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent, and the Banks listed on the signature pages hereto (which Banks including the Agent will be referred to individually as “Bank” and collectively as “Banks”) hereby agree as follows as of July 21, 2006 (the “Effective Date”):

1.	Recitals.

1.1	On December 21, 2005, Borrower, Agent, and the Banks entered into a Senior Credit Agreement (the “Credit Agreement”). The Credit Agreement is incorporated herein by reference. Capitalized terms used herein and not otherwise defined will have the meanings given such terms in the Credit Agreement.

1.2	Borrower and Agent desire to amend the Credit Agreement pursuant to this Amendment to Credit Agreement (the “Amendment”).

2.	Amendment.

2.1	Section 7.03 of the Credit Agreement is amended to provide as follows:

Total Liabilities to Gross Asset Value. The Parent shall not at any time permit Total Liabilities divided by Gross Asset Value to be greater than 53% (“Total Liabilities to Gross Asset Value Percent”); provided, however, in the event the Borrower purchases a Hotel Property in the third Fiscal Quarter of 2006, the Total Liabilities to Gross Asset Value Percent will not be greater than 58% until December 31, 2006, 55% until March 31, 2007 and 53% thereafter. If the 58% Total Liabilities to Gross Asset Value Percent is ever exceeded during its required two Fiscal Quarters and the 55% Total Liabilities to Gross Asset Value Percent is ever exceeded during its required one Fiscal Quarter, the Parent will have up to 45 days after the due date for delivery of the financial statements for the Fiscal Quarter in which such event occurred to cure the Default, provided, however, that during any period that the Total Liabilities to Gross Asset Value Percent is ever exceeded, no additional Advances will be made hereunder and the Applicable Margins will be as follows until the Total Liabilities to Gross Asset Value Percent is as required hereunder:

BASE RATE ADVANCES	LETTERS OF CREDIT & LIBOR ADVANCES	UNUSED FEE
1.50%	3.50%	.75%

The Total Liabilities to Gross Asset Value Percent then reduces to 53% thereafter. From April 1, 2007 until the Maturity Date, the Parent will be given only one instance to exceed the 53% maximum Total Liabilities to Gross Asset Value Percent. The Parent will have up to 90 days to cure the Default. No advances will be made during the times when this covenant is exceeded. Notwithstanding anything to the contrary contained herein, if the Total Liabilities to Gross Asset Value Percent ever exceeds 65%, an immediate Event of Default will be deemed to have occurred hereunder.

For a period of twelve (12) full calendar months from the date of the acquisition of the Embassy Suites Boston Logan Airport Hotel (“Boston Logan”), the Gross Asset Value of Boston Logan for the purposes of this covenant will be deemed to be $55,700,000; and thereafter, the Gross Asset Value of Boston Logan will be as otherwise defined in the definition of Gross Asset Value.

2.2	The reference in Section 5.14 of the Credit Agreement to September 30, 2006 is changed to the Effective Date of this Amendment.

3.	Approval. The Banks and Agent hereby approve Boston Logan as an Eligible Property.

4.	Representations and Warranties. To induce Agent to enter into this Amendment, Borrower represents and warrants as follows:

4.1	The representations and warranties of Borrower contained in the Credit Agreement are deemed to have been made again on and as of the date of execution of this Amendment

4.2	No Event of Default (as such term is defined in the Credit Agreement) or event or condition which with the lapse of time or giving of notice or both would constitute an Event of Default exists on the date hereof.

4.3	The person executing this Amendment is a duly elected and acting officer of Borrower and is duly authorized by the Board of Directors of Borrower to execute and deliver such document on behalf of Borrower.

4.4	Borrower represents and warrants that Borrower has no claims, counterclaims, setoffs, actions or causes of actions, damages or liabilities of any kind or nature whatsoever whether at law or in equity, in contract or in tort, whether now accrued or hereafter maturing (collectively, “Claims”) against Agent or Banks, their direct or indirect parent corporations or any direct or indirect affiliates of such parent corporations, or any of the foregoing’s respective directors, officers, employees, agents, attorneys and legal representatives, or the heirs, administrators, successors or assigns of any of them (collectively, “Bank Parties”) that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As an inducement to Agent and Banks to enter into this Amendment, Borrower on behalf of itself, and all of its successors and assigns hereby knowingly and voluntarily releases and discharges all Bank Parties from any and all Claims, whether known or unknown, that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As used herein, the term “Prior Related Event” means any transaction, event, circumstance, action, failure to act, occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun at any time prior to the Effective Date or occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of any of the terms of the Credit Agreement or any documents executed in connection with the Credit Agreement or which was related to or connected in any manner, directly or indirectly to the extension of credit represented by the Credit Agreement.

5.	General.

5.1	Except as expressly modified herein, the Credit Agreement, as amended, is and remains in full force and effect.

5.2	Nothing contained herein will be construed as waiving any default or Event of Default under the Credit Agreement or will affect or impair any right, power or remedy of Agent under or with respect to Credit Agreement, as amended, or any agreement or instrument guaranteeing, securing or otherwise relating to the Credit Agreement.

5.3	Borrower shall pay all expenses and attorneys’ fees incurred by Agent in connection with the preparation, execution, and delivery of this Amendment and related documents. Such fees may be paid by a debit to Borrower’s account with Agent.

5.4	This Amendment will be binding upon and inure to the benefit of Borrower, Banks and Agent and their respective successors and assigns.

5.5	All representations, warranties and covenants made by Borrower herein will survive the execution and delivery of this Amendment.

5.6	This Amendment will in all respects be governed and construed in accordance with the laws of the State of Ohio.

Executed as of the Effective Date.

[Signature Pages to Follow]

[SIGNATURE PAGE OF SENIOR CREDIT AGREEMENT]

EXECUTED as of the date first referenced above.

BORROWER:

EHP OPERATING PARTNERSHIP, L.P.

By:	Eagle Hospitality Properties Trust, Inc., its general partner

By:	/s/ Raymond D. Martz
Name:	Raymond D. Martz
Title:	Chief Financial Officer, Secretary and Treasurer

[SIGNATURE PAGE OF SENIOR CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION,
As Administrative Agent and a Bank

By:	/s/ Duly Authorized Signatory

Print Name:

Title:

[SIGNATURE PAGE OF SENIOR CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Duly Authorized Signatory

Print Name:

Title:

[SIGNATURE PAGE OF SENIOR CREDIT AGREEMENT]

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Duly Authorized Signatory

Print Name:

Title:

[SIGNATURE PAGE OF SENIOR CREDIT AGREEMENT]

MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC.,
By its Merrill Lynch Capital Division

By:	/s/ Duly Authorized Signatory

Name:

Title:

[SIGNATURE PAGE OF SENIOR CREDIT AGREEMENT]

BANK OF MONTREAL

By:	/s/ Duly Authorized Signatory

Name:

Title:

[SIGNATURE PAGE OF SENIOR CREDIT AGREEMENT]

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Duly Authorized Signatory

Name:

Title: